UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: January 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

GLOBAL INFLATION MANAGEMENT FUND

FORM N-Q

JANUARY 31, 2010

Legg Mason Western Asset Global Inflation Management Fund

Schedule of Investments (unaudited)	January 31, 2010

Face Amount†		Security	Value
SOVEREIGN BONDS - 52.0%
Australia - 0.4%
160,000	AUD	Australia Government Bond, 3.000% due 9/20/25	$149,905

Canada - 2.9%
455,673	CAD	Canadian Government Bond, 2.000% due 12/1/41	482,121
		Government of Canada, Bonds:
367,212	CAD	4.250% due 12/1/26	486,144
100,652	CAD	3.000% due 12/1/36	125,706

		Total Canada	1,093,971

France - 14.5%
860,000	EUR	France Government Bond OAT, 4.000% due 10/25/38	1,174,029
		France Government Bond OAT Principal STRIPS:
150,000	EUR	Zero coupon bond to yield 4.171% due 4/25/35	73,282
790,000	EUR	Zero coupon bond to yield 4.217% due 10/25/38	331,803
		Government of France, Bonds:
650,859	EUR	1.600% due 7/25/11	930,684
430,850	EUR	3.000% due 7/25/12	645,065
201,746	EUR	2.500% due 7/25/13	303,271
342,311	EUR	1.600% due 7/25/15	494,395
478,859	EUR	1.000% due 7/25/17	663,493
394,405	EUR	2.250% due 7/25/20	586,159
144,423	EUR	2.100% due 7/25/23	210,238

		Total France	5,412,419

Germany - 6.4%
454,102	EUR	Bundesobligation, Inflation Linked, 2.250% due 4/15/13	667,486
		Bundesrepublik Deutschland:
10,733	EUR	1.500% due 4/15/16	15,398
		Bonds:
620,000	EUR	3.750% due 1/4/19	902,889
540,000	EUR	4.250% due 7/4/39	792,033

		Total Germany	2,377,806

Greece - 0.3%
126,515	EUR	Hellenic Republic, 2.300% due 7/25/30	118,993

Italy - 3.9%
		Italy Buoni Poliennali Del Tesoro:
126,518	EUR	2.600% due 9/15/23	181,097
		Bonds:
94,889	EUR	1.850% due 9/15/12	135,813
81,782	EUR	2.350% due 9/15/19	116,108
		Senior Notes:
439,542	EUR	2.150% due 9/15/14	637,737
275,990	EUR	2.350% due 9/15/35	386,114

		Total Italy	1,456,869

Japan - 5.3%
		Government of Japan, Bonds:
3,000,000	JPY	1.200% due 3/10/14	33,089
7,035,000	JPY	1.100% due 6/10/14	77,423
10,400,000	JPY	0.500% due 12/10/14	110,902
15,120,000	JPY	0.500% due 6/10/15	160,050
12,851,200	JPY	0.800% due 9/10/15	138,881
11,811,800	JPY	0.800% due 12/10/15	127,113
20,060,000	JPY	1.000% due 6/10/16	215,771

See Notes to Schedule of Investments.

Legg Mason Western Asset Global Inflation Management Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face Amount†		Security	Value
Japan - 5.3% (continued)
39,840,000	JPY	1.100% due 12/10/16	$431,979
19,940,000	JPY	1.200% due 12/10/17	214,869
13,180,300	JPY	1.400% due 3/10/18	143,707
29,760,000	JPY	1.400% due 6/10/18	322,539

		Total Japan	1,976,323

Sweden - 2.7%
4,670,000	SEK	Government of Sweden, Bonds, 3.500% due 12/1/28	991,126

United Kingdom - 15.6%
156,363	GBP	United Kingdom Gilt, 0.750% due 11/22/47	272,523
		United Kingdom Treasury Gilt:
180,000	GBP	2.500% due 8/16/13	762,001
77,753	GBP	1.250% due 11/22/55	164,946
		Bonds:
110,000	GBP	2.500% due 7/26/16	520,389
134,158	GBP	1.250% due 11/22/17	225,495
115,000	GBP	2.500% due 4/16/20	547,432
263,278	GBP	1.875% due 11/22/22	465,620
165,000	GBP	2.500% due 7/17/24	690,393
200,882	GBP	1.250% due 11/22/27	334,694
132,000	GBP	4.125% due 7/22/30	531,442
189,517	GBP	1.250% due 11/22/32	327,993
106,000	GBP	2.000% due 1/26/35	267,480
269,864	GBP	1.125% due 11/22/37	478,677
40,775	GBP	0.625% due 11/22/42	66,112
106,565	GBP	0.500% due 3/22/50	171,083

		Total United Kingdom	5,826,280

		TOTAL SOVEREIGN BONDS (Cost - $18,256,136)	19,403,692

CORPORATE BONDS & NOTES - 6.6%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
		MGM MIRAGE Inc., Senior Secured Notes:
5,000		10.375% due 5/15/14 (a)	5,512
15,000		11.125% due 11/15/17 (a)	16,950

		Total Hotels, Restaurants & Leisure	22,462

Media - 0.1%
10,000		CSC Holdings Inc., Senior Notes, 8.625% due 2/15/19 (a)	10,950
50,000		DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	49,750

		Total Media	60,700

		TOTAL CONSUMER DISCRETIONARY	83,162

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
70,000		Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	70,000
85,000		El Paso Corp., Senior Notes, 8.250% due 2/15/16	92,012
		SandRidge Energy Inc., Senior Notes:
25,000		9.875% due 5/15/16 (a)	26,688
10,000		8.750% due 1/15/20 (a)	10,350

		TOTAL ENERGY	199,050

FINANCIALS - 4.4%
Capital Markets - 0.4%
110,000	EUR	Goldman Sachs Group Inc., Senior Notes, 5.375% due 2/15/13	163,269

See Notes to Schedule of Investments.

Legg Mason Western Asset Global Inflation Management Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face Amount†		Security	Value
Capital Markets - 0.4% (continued)
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (a)(b)(c)	$390

		Total Capital Markets	163,659

Commercial Banks - 1.4%
50,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16 (d)(e)	34,879
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)(d)	260
33,000	EUR	HT1 Funding GmbH, Subordinated Bonds, 5.351% due 6/30/17 (d)(e)	28,173
100,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Debentures, 7.092% due 9/29/17 (d)(e)	77,739
190,000	EUR	Royal Bank of Scotland PLC, Senior Notes, 6.934% due 4/9/18	261,288
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15 (d)(e)	102,727

		Total Commercial Banks	505,066

Diversified Financial Services - 1.8%
150,000	EUR	Citigroup Inc., Senior Notes, 7.375% due 9/4/19	234,451
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16 (d)(e)	96,480
100,000	EUR	GE Capital European Funding, Senior Notes, 4.875% due 3/6/13	147,718
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17 (d)(e)	120,773
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium-Term Notes, 1.375% due 11/22/37	87,495

		Total Diversified Financial Services	686,917

Insurance - 0.5%
150,000	EUR	ELM BV, 5.252% due 5/25/16 (d)(e)	184,284

Thrifts & Mortgage Finance - 0.3%
		Countrywide Financial Corp.:
20,000		Medium-Term Notes, 5.800% due 6/7/12	21,459
70,000		Subordinated Notes, 6.250% due 5/15/16	72,286

		Total Thrifts & Mortgage Finance	93,745

		TOTAL FINANCIALS	1,633,671

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
		DaVita Inc.:
25,000		Senior Notes, 6.625% due 3/15/13	25,188
5,000		Senior Subordinated Notes, 7.250% due 3/15/15	5,031
80,000		HCA Inc., Senior Secured Notes, 9.875% due 2/15/17 (a)	87,400
		Tenet Healthcare Corp., Senior Notes:
35,000		7.375% due 2/1/13	34,912
5,000		10.000% due 5/1/18 (a)	5,575

		TOTAL HEALTH CARE	158,106

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
25,000		Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	29,344

MATERIALS - 0.2%
Chemicals - 0.1%
30,000		Terra Capital Inc., Senior Notes, 7.750% due 11/1/19 (a)	31,350

Metals & Mining - 0.1%
20,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	20,850
		Teck Resources Ltd., Senior Secured Notes:
5,000		9.750% due 5/15/14	5,738
5,000		10.250% due 5/15/16	5,738
5,000		10.750% due 5/15/19	5,912

		Total Metals & Mining	38,238

		TOTAL MATERIALS	69,588

See Notes to Schedule of Investments.

Legg Mason Western Asset Global Inflation Management Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face Amount†		Security	Value
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.3%
50,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.966% due 2/1/15	$51,813
40,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	41,250

		Total Diversified Telecommunication Services	93,063

Wireless Telecommunication Services - 0.2%
25,000		Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	25,281
50,000		Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	51,125

		Total Wireless Telecommunication Services	76,406

		TOTAL TELECOMMUNICATION SERVICES	169,469

UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
50,000		AES Corp., Secured Notes, 8.750% due 5/15/13 (a)	51,250
30,000		Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/1/16 (a)	30,750
60,000		Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	44,400

		TOTAL UTILITIES	126,400

		TOTAL CORPORATE BONDS & NOTES (Cost - $2,758,054)	2,468,790

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.2%
Australia - 4.1%
1,085,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	1,531,065

Canada - 0.1%
27,729	CAD	Government of Canada, Bonds, 4.250% due 12/1/21	34,390

		TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,446,117)	1,565,455

U.S. GOVERNMENT & AGENCY OBLIGATION - 2.5%
U.S. Government Obligation - 2.5%
930,000		U.S. Treasury Notes, 2.000% due 11/30/13 (Cost - $929,990)	937,484

U.S. TREASURY INFLATION PROTECTED SECURITIES - 30.5%
		U.S. Treasury Bonds, Inflation Indexed:
111,863		3.500% due 1/15/11	116,661
170,561		3.375% due 1/15/12	183,579
709,853		3.000% due 7/15/12	769,580
212,009		1.875% due 7/15/13	225,923
763,174		2.375% due 1/15/25 (f)	822,737
708,448		2.000% due 1/15/26	725,716
536,350		2.375% due 1/15/27	575,571
609,234		1.750% due 1/15/28	595,907
575,121		3.625% due 4/15/28	723,035
1,183,895		2.500% due 1/15/29	1,294,145
657,950		3.875% due 4/15/29	861,297
280,308		3.375% due 4/15/32 (f)	353,407
		U.S. Treasury Notes, Inflation Indexed:
599,429		2.375% due 4/15/11	622,094
415,760		2.000% due 4/15/12	437,587

See Notes to Schedule of Investments.

Legg Mason Western Asset Global Inflation Management Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES - 30.5% (continued)
368,446	0.625% due 4/15/13	$378,261
251,711	2.000% due 1/15/14	269,134
114,763	2.000% due 7/15/14	123,074
498,485	1.625% due 1/15/15	524,539
444,864	1.875% due 7/15/15	474,684
446,867	2.000% due 1/15/16	478,846
514,162	2.500% due 7/15/16	568,269
96,543	2.375% due 1/15/17	105,842
150,477	1.375% due 7/15/18	153,651

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $10,550,700)	11,383,539

Contracts
PURCHASED OPTIONS - 0.0%
49	Eurodollar Futures, Call @ $99.75, expires 12/13/10	1,225
44	U.S. Treasury 2-Year Notes Futures, Call @ $109.50, expires 2/19/10	687
18	U.S. Treasury 5-Year Notes Futures, Put @ $112.00, expires 2/19/10	141
12	U.S. Treasury Bonds Futures, Put @ $108.00, expires 2/19/10	188

	TOTAL PURCHASED OPTIONS (Cost - $3,469)	2,241

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $33,944,466)	35,761,201

Face Amount
SHORT-TERM INVESTMENT - 4.2%
Repurchase Agreement - 4.2%
$1,583,000	Morgan Stanley tri-party repurchase agreement dated 1/29/10, 0.100% due 2/1/10; Proceeds at maturity - $1,583,013; (Fully collateralized by U.S. government agency obligation, 3.000% due 9/22/14; Market value - $1,640,798) (Cost - $1,583,000)	1,583,000

	TOTAL INVESTMENTS - 100.0% (Cost - $35,527,466#)	37,344,201
	Liabilities in Excess of Other Assets - 0.0%	(15,903)

	TOTAL NET ASSETS - 100.0%	$37,328,298

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of January 31, 2010.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$19,403,692	—	$19,403,692
Corporate bonds & notes	—	2,468,790	—	2,468,790
Non-U.S. treasury inflation protected securities	—	1,565,455	—	1,565,455
U.S. government & agency obligation	—	937,484	—	937,484
U.S. treasury inflation protected securities	—	11,383,539	—	11,383,539
Purchased options	$2,241	—	—	2,241

Total long-term investments	$2,241	$35,758,960	—	$35,761,201

Short-term investment†	—	1,583,000	—	1,583,000

Total investments	$2,241	$37,341,960	—	$37,344,201

Other financial instruments:
Futures contracts	$(201,843)	—	—	$(201,843)
Options on futures	(6,555)	—	—	(6,555)
Forward foreign currency contracts	—	$(29,555)	—	(29,555)

Total other financial instruments	$(208,398)	$(29,555)	—	$(237,953)

Total	$(206,157)	$37,312,405	—	$37,106,248

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,427,990
Gross unrealized depreciation	(611,255)

Net unrealized appreciation	$1,816,735

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	18	3/10	$2,092,535	$2,096,297	$3,762
U.S. Treasury 30-Year Bonds	12	3/10	1,439,789	1,425,750	(14,039)

					(10,277)

Contracts to Sell:
90-Day Eurodollar	44	12/10	10,803,307	10,891,100	(87,793)
German Euro Schatz	53	3/10	7,944,630	7,985,423	(40,793)
LIBOR	33	12/10	6,471,650	6,505,674	(34,024)
U.S. Treasury 2-Year Notes	44	3/10	9,560,982	9,589,938	(28,956)

					(191,566)

Net Unrealized Loss on Open Futures Contracts					$(201,843)

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At January 31, 2010, the Fund had the following purchased and written options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 Months Euribor, Put	31	$98.63	3/15/10	$15,212	—	$(15,212)
German Euro Schatz, Call	60	109.10	2/26/10	970	$833	(137)
LIBOR, Call	51	99.75	12/15/10	710	510	(200)

						(15,549)

Contracts to Sell:
3 Months Euribor, Put	31	$98.38	3/15/10	$8,994	—	8,994

Net Unrealized Loss on Purchased and Written Options on Futures						$(6,555)

At January 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	80,000	$70,881	2/17/10	$650
Australian Dollar	139,238	123,367	2/17/10	(1,809)
Australian Dollar	80,000	70,881	2/17/10	(1,911)
Australian Dollar	80,000	70,881	2/17/10	292
Australian Dollar	430,000	380,984	2/17/10	(15,149)
British Pound	110,000	176,106	2/17/10	(3,793)
British Pound	56,843	91,005	2/17/10	(1,599)
British Pound	110,438	176,808	2/17/10	(5,525)
British Pound	1,274,632	2,040,645	2/17/10	(62,128)
British Pound	48,723	78,005	2/17/10	(3,835)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
British Pound	160,000	$256,155	2/17/10	$(1,567)
British Pound	100,000	160,097	2/17/10	(265)
British Pound	100,000	160,097	2/17/10	(63)
British Pound	176,481	282,540	2/17/10	109
Canadian Dollar	72,756	68,109	2/17/10	(204)
Canadian Dollar	347,756	325,544	2/17/10	(1,278)
Canadian Dollar	140,000	131,058	2/17/10	(2,720)
Canadian Dollar	470,000	439,981	2/17/10	(14,545)
Canadian Dollar	350,000	327,645	2/17/10	(10,750)
Euro	3,905,510	5,421,422	2/17/10	(381,619)
Euro	70,000	97,170	2/17/10	(8,080)
Euro	260,000	360,918	2/17/10	(31,968)
Euro	450,000	624,666	2/17/10	(42,954)
Euro	40,000	55,526	2/17/10	(3,408)
Euro	500,000	694,074	2/17/10	(30,286)
Hong Kong Dollar	1,300,000	167,448	2/17/10	(413)
Japanese Yen	190,061,891	2,103,141	2/17/10	(5,144)
Swedish Krona	1,146,918	155,536	2/17/10	(7,178)
Swedish Krona	4,216,470	571,804	2/17/10	(26,532)
Swedish Krona	2,676,395	362,951	2/17/10	(8,835)

				(672,507)

Contracts to Sell:
Australian Dollar	100,000	88,601	2/17/10	1,319
Australian Dollar	2,192,779	1,942,824	2/17/10	25,962
British Pound	51,143	81,878	2/17/10	2,652
British Pound	381,879	611,376	2/17/10	19,629
British Pound	266,092	426,005	2/17/10	14,178
British Pound	230,000	368,223	2/17/10	3,563
British Pound	140,000	224,136	2/17/10	1,369
Canadian Dollar	665,459	622,956	2/17/10	3,453
Euro	147,658	204,970	2/17/10	13,077
Euro	71,469	99,210	2/17/10	5,334
Euro	55,965	77,687	2/17/10	4,865
Euro	3,306,429	4,589,809	2/17/10	308,004
Euro	1,307,811	1,815,434	2/17/10	124,691
Euro	40,000	55,526	2/17/10	4,800
Euro	560,000	777,362	2/17/10	30,914
Euro	196,243	272,414	2/17/10	10,018
Euro	90,000	124,933	2/17/10	1,969
Euro	500,000	694,074	2/17/10	9,092
Japanese Yen	16,140,850	178,608	2/17/10	1,292
Japanese Yen	105,951,994	1,172,418	2/17/10	3,520
Japanese Yen	54,162,185	599,335	2/17/10	1,033
Japanese Yen	18,180,000	201,172	2/17/10	396
Japanese Yen	34,216,780	378,628	2/17/10	14,258
Japanese Yen	11,161,489	123,508	2/17/10	(3,923)
Swedish Krona	1,276,932	173,167	2/17/10	7,942
Swedish Krona	5,505,225	746,574	2/17/10	33,545

				642,952

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(29,555)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2010.

	Purchased Options, at value	Futures Contracts		Options on Futures Contracts		Forward Foreign Currency Contracts		Total
Primary Underlying Risk Disclosure		Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$2,241	$3,762	$(205,605)	$8,994	$(15,549)	—	—	$(206,157)
Foreign Exchange Contracts	—	—	—	—	—	$647,926	$(677,481)	(29,555)

Total	$2,241	$3,762	$(205,605)	$8,994	$(15,549)	$647,926	$(677,481)	$(235,712)

During the period ended January 31, 2010, the Fund had average market values of $5,227, $8,194,513, $38,064,049, $14,906,101 and $16,142,427 in purchased options, futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

By	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: March 23, 2010